UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                Date of Report
                (Date of earliest
                event reported):                   October 22, 2003
                                                   ----------------


                         Midwest Express Holdings, Inc.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                      1-13934                        39-1828757
---------------            ---------------------                 ----------
(State or other              (Commission File                  (IRS Employer
jurisdiction of                   Number)                   Identification No.)
incorporation)


              6744 South Howell Avenue, Oak Creek, Wisconsin 53154
            --------------------------------------------------------
               (Address of principal executive offices, including
                                    zip code)


                                 (414) 570-4000
                           ------------------------------
              (Registrant's telephone number, including area code)

Item 5.           Other Events.
------            ------------

                  On October 22, 2003, Midwest Express Holdings, Inc. (the "Company") issued a press release (the "Press Release") announcing that it has received the proceeds from completion of the first step of the Company's sale of convertible senior secured notes. A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K (this "Report") and is incorporated into this Report by reference.

                  As previously announced, on September 29, 2003, the Company entered into an agreement to sell $25 million in convertible senior secured notes in two steps. The first, for $15 million in convertible senior secured notes, occurred September 29, 2003, with the release of proceeds from the sale being subject to the Company delivering security for the notes. The second step of the sale, for $10 million in convertible senior secured notes, is subject to shareholder approval and satisfaction of certain other conditions. The Company delivered the security resulting in the receipt of $15.0 million from the sale of convertible senior secured notes by terminating the Company's existing bank credit facility and completing a transaction with Milwaukee County, Racine County and the State of Wisconsin that resulted in Milwaukee County becoming the guarantor on $14.2 million of industrial development revenue bonds.

Item 7.           Financial Statements and Exhibits.
------            ---------------------------------

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Exhibits. The following exhibits are attached to this
                      Report:

                      99.1     Press Release dated October 22, 2003.

                      99.2     Press Release dated October 23, 2003.

Item 12.          Results of Operations and Financial Condition.
-------           ---------------------------------------------

                  On October 23, 2003, the Company issued a press release reporting financial results for its Midwest Airlines and Skyway Airlines (d/b/a Midwest Connect) operations for the third quarter ended September 30, 2003 (the "Earnings Release"). A copy of the Earnings Release is being furnished as
Exhibit 99.2 to this Report and is incorporated into this Report by reference.

                  The information being furnished under Item 12 of this Report shall be considered "filed" for purposes of the Securities Exchange Act of 1934, as amended.




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


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MIDWEST EXPRESS HOLDINGS, INC.



Date:  October 23, 2003                 By:    /s/ Dennis J. O'Reilly
                                           -------------------------------------
                                              Dennis J. O'Reilly
                                              Its: Treasurer








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


                         MIDWEST EXPRESS HOLDINGS, INC.

                   Exhibit Index to Current Report on Form 8-K


Exhibit
Number
------

99.1              Press Release dated October 22, 2003.

99.2              Press Release dated October 23, 2003.











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